UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________
FORM 8-K/A
____________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): December 18, 2025

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Cottonwood Communities, Inc.
(Exact Name of Registrant as Specified in Its Charter)
____________________

Maryland	000-56165	61-1805524
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification number)

1245 Brickyard Road, Suite 250
Salt Lake City, Utah 84106
(Address of Principal Executive Offices)
(801) 278-0700
(Registrant’s Telephone Number, Including Area Code)
____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 9.01. Financial Statements and Exhibits

As previously disclosed in the Current Report on Form 8-K of Cottonwood Communities, Inc. (“CCI”) filed with the Securities and Exchange Commission on December 19, 2025, on December 18, 2025, (i) RealSource Properties, Inc. (“RS”) merged with and into Cottonwood Communities GP Subsidiary, LLC ("Merger Sub"), a wholly owned subsidiary of CCI, with Merger Sub surviving as a direct, wholly owned subsidiary of CCI (the “CCI Merger”) and (ii) RealSource Properties OP, LP ("RSOP") merged with and into Cottonwood Residential O.P., LP ("CROP"), with CROP surviving (the “Partnership Merger,” and together with the CCI Merger, the “Mergers”).

Pursuant to an Internalization Agreement and contemporaneously with the closing of the Mergers, RSOP acquired all of the equity interests in RealSource Properties Advisor, LLC (“RS Advisor”), RS Properties Management, LLC (“RS Property Manager”) and RealSource Management LLC (“RSM” and together with RS Advisor and RS Property Manager, the “Contributed Entities”).

This Form 8-K/A amends and supplements the registrant’s Form 8-K, as filed on December 19, 2025, to include the historical financial statements and pro forma financial information required in connection with the Mergers.

(a) Financial Statements of Businesses Acquired

The audited financial statements of RS as of and for the year ended December 31, 2024 are attached hereto as Exhibit 99.1 and are incorporated by reference herein. The unaudited financial statements of RS as of and for the nine-months ended September 30, 2025 are attached as Exhibit 99.6 and are incorporated by reference herein.

The audited financial statements of RSOP as of and for the year ended December 31, 2024 are attached hereto as Exhibit 99.2 and are incorporated by reference herein. The unaudited financial statements of RSOP as of and for the nine-months ended September 30, 2025 are attached as Exhibit 99.7 and are incorporated by reference herein.

The audited financial statements of RS Advisor as of and for the year ended December 31, 2024 are attached hereto as Exhibit 99.3 and are incorporated by reference herein. The unaudited financial statements of RS Advisor as of and for the nine-months ended September 30, 2025 are attached as Exhibit 99.8 and are incorporated by reference herein.

The audited financial statements of RS Property Manager as of and for the year ended December 31, 2024 are attached hereto as Exhibit 99.4 and are incorporated by reference herein. The unaudited financial statements of RS Property Manager as of and for the nine-months ended September 30, 2025 are attached as Exhibit 99.9 and are incorporated by reference herein.

The audited financial statements of RSM as of and for the year December 31, 2024 are attached hereto as Exhibit 99.5 and are incorporated by reference herein. The unaudited financial statements of RSM as of and for the nine-months ended September 30, 2025 are attached as Exhibit 99.10 and are incorporated by reference herein.

(b) Pro Forma Financial Information

The pro forma financial information of CCI required pursuant to Article 11 of Regulation S-X as of and for the nine months ended September 30, 2025 and as of and for the year ended December 31, 2024 is attached as Exhibit 99.11 and is incorporated by reference herein.

(d)     Exhibits

Exhibit No.	Description
23.1	Consent of Grant Thornton, LLC
99.1	Audited Consolidated Financial Statements of RealSource Properties, Inc. as of and for the year ended December 31, 2024
99.2	Audited Consolidated Financial Statements of RealSource Properties OP, LP as of and for the year ended December 31, 2024
99.3	Audited Consolidated Financial Statements of RealSource Properties Advisor, LLC as of and for the year ended December 31, 2024
99.4	Audited Consolidated Financial Statements of RS Properties Management, LLC as of and for the year ended December 31, 2024
99.5	Audited Consolidated Financial Statements of RealSource Management LLC as of and for the year ended December 31, 2024
99.6	Unaudited Condensed Consolidated Financial Statements of RealSource Properties, Inc. as of and for the period ended September 30, 2025
99.7	Unaudited Condensed Consolidated Financial Statements of RealSource Properties OP, LP as of and for the period ended September 30, 2025
99.8	Unaudited Condensed Consolidated Financial Statements of RealSource Properties Advisor, LLC as of and for the period ended September 30, 2025
99.9	Unaudited Condensed Consolidated Financial Statements of RS Properties Management, LLC as of and for the period ended September 30, 2025
99.10	Unaudited Condensed Consolidated Financial Statements of RealSource Management LLC as of and for the period ended September 30, 2025
99.11	Unaudited Pro Forma Consolidated Financial Information of Cottonwood Communities, Inc. as of and for the nine months ended September 30, 2025 and for the year ended December 31, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COTTONWOOD COMMUNITIES, INC.

By:	/s/ Enzio Cassinis
Name:	Enzio Cassinis
Title:	President

Date: March 6, 2026